SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Highland Income Fund

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HIGHLAND INCOME FUND

300 Crescent Court

Suite 700

Dallas, Texas 75201

(800) 357-9167

March 28, 2022

Dear Shareholder:

Enclosed you will find the proxy materials for the 2022 Annual Meeting of Shareholders of Highland Income Fund (the “Fund”) to be held at 300 Crescent Court, Suite 700, Dallas, Texas 75201, on Tuesday, June 14, 2022, at 8:30 a.m. Central Time (the “Annual Meeting”). Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

In addition to voting on the Proposal described in the Notice of Annual Meeting of Shareholders and Proxy Statement, you will have an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a shareholder.

It is very important that your shares be represented at the Annual Meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card, which provides options for voting, to assure that your shares are represented at the Annual Meeting.

Sincerely,

/s/ Frank Waterhouse
Frank Waterhouse Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and Treasurer

HIGHLAND INCOME FUND

300 Crescent Court

Suite 700

Dallas, Texas 75201

(800) 357-9167

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 14, 2022

The Annual Meeting of Shareholders of Highland Income Fund (formerly Highland Floating Rate Opportunities Fund), a Massachusetts business trust (the “Fund”), will be held at 300 Crescent Court Suite 700, Dallas, Texas 75201, on Tuesday, June 14, 2022, at 8:30 a.m. Central Time (the “Annual Meeting”), for the following purposes:

1.

To elect each of Ethan Powell and Bryan A. Ward as a Class I Trustee of the Fund, to serve for a three-year term expiring at the 2025 Annual Meeting or until his successor is duly elected and qualifies (the “Proposal”); and

2.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponements thereof.

The Board of Trustees recommends a vote FOR the Proposal. The close of business on March 25, 2022 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponements thereof. Please call Di Costa Partners at (888) 532-1554 for directions on how to attend the Annual Meeting.

Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be held on June 14, 2022: Copies of these proxy materials, including the Fund’s annual shareholder report, the Notice for the Annual Meeting, the Proxy Statement and the form of proxy, are available to you on the Internet at https://www.eproxyaccess.com/hfro2022.

Copies of the proxy materials are available upon request, without charge, by calling Di Costa Partners, LLC at (888) 532-1554 or by sending an e-mail to meetinginfo@dicostapartners.com, subject line: Highland Income Fund 100119 Fulfillment.

Shareholders are encouraged to read all of the proxy materials before voting as the proxy materials contain important information necessary to make an informed decision.

The Board of Trustees is requesting your vote. Your vote is important regardless of the number of shares that you own. Please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person at the Annual Meeting you may revoke your proxy at any time before it is exercised.

By Order of the Board of Trustees,

/s/ Stephanie Vitiello
Stephanie Vitiello Secretary

March 28, 2022

Dallas, Texas

HIGHLAND INCOME FUND

300 Crescent Court

Suite 700

Dallas, Texas 75201

(800) 357-9167

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

JUNE 14, 2022

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Highland Income Fund, a Massachusetts business trust (the “Fund” or “HFRO”), for use at the Fund’s Annual Meeting of Shareholders to be held at 300 Crescent Court Suite 700, Dallas, Texas 75201, on Tuesday, June 14, 2022, at 8:30 a.m. Central Time, and at any and all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders dated March 28, 2022. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Highland Capital Management Fund Advisors L.P., a Delaware limited partnership (“HCMFA” or the “Adviser”), with its principal office at 300 Crescent Court, Suite 700, Dallas, Texas 75201, serves as the investment adviser and the administrator to the Fund. The Fund’s principal executive office is located at 300 Crescent Court, Suite 700, Dallas, Texas 75201.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and form of proxy are being provided to shareholders on or about April 4, 2022. The Board of Trustees (the “Board”) has fixed the close of business on March 25, 2022 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, 68,046,672 shares of the Fund’s common shares (“Common Shares”), par value $0.001 per share, were issued and outstanding, and 5,800,000 5.375% Series A Cumulative Preferred Shares (“Preferred Shares”), with a liquidation preference of $25.00 per share, were issued and outstanding. Shareholders of the Fund are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Holders of the Preferred Shares, voting as a separate class, are entitled to vote for the election of Ethan Powell as a Class I Trustee. Holders of both the Common Shares and the Preferred Share, voting as a single class, are entitled to vote for the election of Bryan A. Ward as a Class I Trustee.

If the form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how shares should be voted will be voted “FOR” the election as a Trustee of each of the nominees listed in the Proposal; and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment or postponements thereof.

The Board does not know of any matters to be considered at the Annual Meeting other than the election of the Trustees referred to in this Proxy Statement. A shareholder may revoke his or her proxy by appearing at the Annual Meeting, revoking his or her proxy and voting in person, giving written notice of such revocation to the Secretary of the Fund or by returning a later-dated proxy before the Annual Meeting.

The presence in person or by proxy of the holders of 33 1/3% of the shares of the Fund entitled to vote shall constitute a quorum (“Quorum”) for the Fund’s Annual Meeting. If a Quorum is not present at the Annual Meeting, or if a Quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Annual Meeting to permit further solicitation of proxies. Any adjournment or postponement will require the affirmative vote of a majority of those shares that are represented at the Annual Meeting in person or by proxy, whether or not a Quorum is present.

Shares represented by properly executed proxies with respect to which (i) a vote is withheld, (ii) the shareholder abstains, or (iii) a broker does not vote (i.e., “broker non-votes”) will be treated as shares that are present and entitled to vote for purposes of determining a Quorum. Assuming the presence of a Quorum, abstentions and “broker non-votes” will have no effect on the outcome of the vote on the Proposal.

In addition to soliciting proxies by mail, the Fund’s officers and employees of the Adviser may solicit proxies by internet or by telephone. Copies of the Notice for the Annual Meeting, the Proxy Statement and the form of proxy are available at https://www.eproxyaccess.com/hfro2022. The Fund has engaged Di Costa Partners, at Di Costa Partners, LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902 for inquiries, to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as assisting the Fund in soliciting proxies for the Annual Meeting at an approximate cost of $75,220. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund.

HOW TO VOTE

You can vote in advance in one of three ways:

via the internet	The web address and instructions for voting VIA THE INTERNET can be found on the enclosed proxy card or voting instruction form. You will be required to provide your control number located on the proxy card.

by phone	The toll-free number for voting BY TELEPHONE voting can be found on the enclosed proxy card or voting instruction form. You will be required to provide your control number located on the proxy card.

by mail	Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the Annual Meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern Time, on the day before the reconvened meeting.

PROPOSAL

ELECTION OF TRUSTEES

The Fund’s Board is currently composed of five Trustees, four of whom are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Trustees”). The Independent Trustees of the Board are Bryan A. Ward, Ethan Powell, Dr. Bob Froehlich and Pamela Corrie. Mr. John Honis is treated as an Interested Trustee of the Fund in light of certain relationships between Mr. Honis and historically affiliated entities of the Adviser.

At the Annual Meeting, the holders of the Fund’s Preferred Shares, voting as a separate class, are being asked to re-elect Ethan Powell as a Class I Trustee of the Fund, to serve for a three-year term until the 2025 annual meeting of shareholders or until his respective successor is duly elected and qualified.

At the Annual Meeting, the holders of the Fund’s Common and Preferred Shares, voting as a single class, are being asked to re-elect Bryan A. Ward as a Class I Trustee of the Fund, to serve for a three-year term until the 2025 annual meeting of shareholders or until his respective successor is duly elected and qualified.

Each of Messrs. Powell and Ward are currently serving as a Class I Trustee of the Fund and has agreed to continue to serve as a Class I Trustee, if re-elected. If Messrs. Powell and Ward are not available for re-election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee(s) as the Fund’s Governance and Compliance Committee may select.

The Fund’s Board is divided into three classes with the term of office of one class expiring each year. John Honis is currently serving as a Class III Trustee. Mr. Honis was last elected to serve until the 2024 annual meeting of shareholders at the Fund’s annual meeting of shareholders held on July 8, 2021. Pamela Corrie was appointed to serve as a Trustee of the Fund at a Meeting of the Board held on December 20, 2021, effective January 1, 2022, and is currently serving as a Class III Trustee until the 2024 annual meeting of shareholders. Ethan Powell and Bryan A. Ward are currently serving as Class I Trustees. Messrs. Powell and Ward were last elected to serve until the 2022 annual meeting of shareholders at the Fund’s annual meeting of shareholders held on June 14, 2019. Dr. Bob Froehlich is currently serving as a Class II Trustee and was last elected to serve until the 2023 annual meeting of shareholders at the annual meeting of shareholders held on June 12, 2020. Messrs. Powell and Ward will each continue to serve as a Class I Trustee if re-elected at the Annual Meeting until the 2025 annual meeting of shareholders or until his respective successor is duly elected and qualifies. The Fund’s Trustees are not required to attend the Fund’s annual shareholder meetings.

Vote Required for Election of Trustees

The election of Mr. Powell requires the affirmative vote of the holders of a plurality of the Preferred Shares of the Fund, voting as a separate class, and represented in person or by proxy at the Annual Meeting and entitled to vote for the election of a Trustee.

The election of Mr. Ward requires the affirmative vote of the holders of a plurality of the Common and Preferred Shares of the Fund, voting as a single class, and represented in person or by proxy at the Annual Meeting and entitled to vote for the election of a Trustee.

Abstentions and “broker non-votes” (i.e., shares held in “street name” by brokers or nominees that indicate on their proxies that they do not have discretionary authority to vote such shares as to the election of a Trustee) are counted as present at the Annual Meeting for purposes of determining a quorum, but, assuming the presence of a Quorum, will have no effect on the outcome of the vote on the Proposal.

Under the Fund’s Declaration of Trust, Statement of Preferences for the Preferred Shares and the 1940 Act, the holders of the Fund’s Preferred Shares, voting as a separate class, to the exclusion of holders of all other securities and classes of capital shares of the Fund, are entitled to elect two of the Fund’s Trustees. The holders of the Fund’s Preferred Shares are entitled to elect the minimum number of additional Trustees that would represent a majority of the Trustees in the event that dividends on the Fund’s Preferred Shares become in arrears for two full years and until all arrearages are eliminated. No dividend arrearages exist as of the date of this Proxy Statement.

Dr. Froehlich and Mr. Powell have been designated as the trustees representing the holders of the Preferred Shares. This means that Mr. Powell, as a Class I Trustee, will be re-elected solely by the holders of the Preferred Shares at the Annual Meeting of Shareholders this year in 2022 and Dr. Froehlich, as a Class II Trustee, will be re-elected solely by the holders of the Preferred Shares at the Annual Meeting of Shareholders in 2023. The holders of the outstanding capital shares of the Fund, including the holders of the Preferred Shares, voting as a single class, elect the balance of the trustees.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RE-ELECTION OF EACH OF THE NOMINEES AS A TRUSTEE.

Qualifications and Additional Information about the Nominees for Trustee and the Continuing Trustees

The following provides an overview of the considerations that led the Board to conclude that the nominees for Trustee or the individuals serving as continuing Trustees of the Fund should be nominated or so serve, as well as the nominees’ and each Trustee’s name and certain biographical information as reported by them to the Fund. Among the factors the Board considered when concluding that an individual should be a nominee for Trustee or serve on the Board were the following: the individual’s experience, skills, expertise, education, knowledge, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, the candidate’s ability to qualify as an Independent Trustee and the existence of any other relationships that might give rise to a conflict of interest and other relevant factors that the Fund’s Governance and Compliance Committee considers appropriate in the context of the needs of the Board (e.g., whether a candidate is an “audit committee financial expert” under the federal securities laws).

In respect of the Trustee nominees and each continuing Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that each of the individuals should be a nominee for Trustee or serve as a Trustee of the Fund. The Trustee nominees’ and each continuing Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table below.

The “Fund Complex,” as referred to herein consists of: the Fund, each series of Highland Funds I (“HFI”), each series of Highland Funds II (“HFII”), Highland Global Allocation Fund (“GAF’), NexPoint Diversified Real Estate Trust (formerly, NexPoint Strategic Opportunities Fund) (“NXDT”), NexPoint Real Estate Strategies Fund (“NRESF”) and NexPoint Capital, Inc. (the “BDC”), a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

Name, Date of Birth, Position(s) with the Fund and Length of Time Served, Term of Office[1] and Number of Portfolios in the Fund Complex Overseen by the Trustee	Principal Occupations(s) During the Past Five Years and Other Directorships/Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Trustees

Dr. Bob Froehlich (4/28/1953) Trustee since August 2017; 3 year term (expiring at 2023 annual meeting). 9 funds

Retired.

Director of KC Concessions, Inc. (since January 2013); Director of American Sports Enterprise, Inc. (since January 2013); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County

Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Name, Date of Birth, Position(s) with the Fund and Length of Time Served, Term of Office[1] and Number of Portfolios in the Fund Complex Overseen by the Trustee	Principal Occupations(s) During the Past Five Years and Other Directorships/Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman; Director of FC Global Realty, Inc. (from May 2017 to June 2018); and Chairman and Director of First Capital Investment Corp. (from March 2017 to March 2018); and Director and Special Advisor to Vault Data, LLC (since February 2018).

Ethan Powell (6/20/1975) Trustee since August 2017; Chairman of the Board since August 2017; 3 year term (expiring at 2022 annual meeting). 9 funds

Principal and CIO of Brookmont Capital Management, LLC since May 2020; CEO, Chairman and Founder of Impact Shares LLC since December 2015; Trustee of the Fund Complex from June 2012 until July 2013 and since December 2013; and Director of Kelly Strategic Management since August 2021.

Trustee of Impact Shares Funds I Trust

Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Fund Complex; significant administrative and managerial experience.

Bryan A. Ward (2/4/1955) Trustee since August 2017 3 year term (expiring at 2022 annual meeting). 9 funds	President, CrossFirst Bank Dallas since March 2021; Senior Advisor, CrossFirst Bank (from April 2019 to March 2021); Private Investor since 2015.	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Pamela Corrie[2] (1/1/1958) Trustee since January 2022; 3 year term (expiring at 2024 annual meeting). 8 funds	Managing Director of Carl Marks Advisors since February 2018; Vice President of Strategic Planning of BVS Acquisition Co.LLC (from September 2020 to December 2021); Independent Manager of YouFit Health Clubs (from May 2020 to October 2021); Chief Restructuring Officer of ABC Carpet and Home (from June 2017 to May 2019); and Managing Director and Chief Executive	Significant experience on other boards of directors; significant managerial and executive experience; significant legal and restructuring experience.

Name, Date of Birth, Position(s) with the Fund and Length of Time Served, Term of Office[1] and Number of Portfolios in the Fund Complex Overseen by the Trustee	Principal Occupations(s) During the Past Five Years and Other Directorships/Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Officer of Epiq Systems (from April 2015 to November 2016).

Director of Prescient Co Inc. since November 2021; Director of AM Castle since February 2021; Director of Katerra, Inc. (from September 2020 to October 2021); Director of Le Tote/Lord & Taylor (from March 2020 to March 2021); Director of Tempel Steel Company (from June 2020 to February 2021); Director of Pier 1 Imports, Inc. (from January 2020 to October 2020); Director of Sustainable Restaurant Group (from April 2020 to September 2020); and Director of Tristrata Group (from May 2019 to July 2019).

Interested Trustee

John Honis (6/16/1958) Trustee since August 2017; 3 year term (expiring at 2024 annual meeting). 9 funds	President of Rand Advisors, LLC since August 2013. Manager of Turtle Bay Resort, LLC (August 2011 – December 2018).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

[1]

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. The Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

[2]	Effective January 1, 2022, Pamela Corrie has been appointed as an Independent Trustee by the Board.

Information about the Fund’s Executive Officers

Set forth below are the names and certain information regarding the Fund’s executive officers. Such officers serve at the pleasure of the Trustees or until their successors have been duly elected and qualified. The Trustees may fill any vacancy in office or add any additional officers at any time.

Name, Date of Birth, Position(s) held with the Fund and Length of Time Served, Term of Office	Principal Occupations(s) During the Past Five Years
Dustin Norris (1/6/1984) Executive Vice President since April 2019; Indefinite Term	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Chief Product Strategist at HCMFA from September 2015 to March 2019; Officer of the Fund Complex since November 2012.

Frank Waterhouse (4/14/1971) Treasurer since May 2015; Principal Accounting Officer since October 2017; Principal Executive Officer and Principal Financial Officer since April 2021; Indefinite Term	Chief Financial Officer of Skyview Group since February 2021; Chief Financial Officer and Partner of HCMLP from December 2011 and March 2015, respectively, to February 2021; Treasurer of the Fund Complex since May 2015; Principal Financial Officer October 2017 to February 2021; Principal Executive Officer February 2018 to February 2021.

Stephanie Vitiello (6/21/1983) Secretary since April 2021; Chief Compliance Officer and Anti-Money Laundering Officer since November 2021; Indefinite Term	Chief Compliance Officer and Counsel of Skyview Group since February 2021. Prior to her current role at Skyview Group, Ms. Vitiello served as Managing Director – Distressed, Assistant General Counsel, Associate General Counsel and In-House Counsel for HCMLP.

Will Mabry (7/2/1986) Assistant Treasurer since April 2021; Indefinite Term	Director, Fund Analysis of Skyview Group since February 2021. Prior to his current role at Skyview Group, Mr. Mabry served as Senior Manager – Fund Analysis, Manager – Fund Analysis, and Senior Fund Analyst for HCMLP.

Rahim Ibrahim (8/17/1989) Assistant Secretary since November 2021; Indefinite Term	Compliance Analyst for Skyview Group since May 2021. Prior to his current role at Skyview Group, Mr. Ibrahim served as a Compliance Associate for Loring, Wolcott & Coolidge Trust, LLC from October 2019 to May 2021; Corporate Paralegal at Maples Group from April 2018 to October 2019; Associate Engagement Specialist-Compliance at Eze Software Group from June 2017 to April 2018.

[1]	The address for each officer is c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.

Beneficial Ownership of Shares

Set forth in the table below is the dollar range of shares of the Fund and the aggregate dollar range of shares beneficially owned by each Trustee of the Fund.

Name of Trustee	Dollar Range of Shares of the Fund[1]	Aggregate Dollar Range of Equity Securities[1] Owned in All Registered Investment Companies Overseen by Trustee in the Fund Complex
Independent Trustees
Ethan Powell	$10,001-$50,000	$10,001-$50,000
Dr. Bob Froehlich	$10,001-$50,000	Over $100,000
Bryan A. Ward	None	$10,001-$50,000
Pamela Corrie[2]	None	None
Interested Trustee
John Honis	None	None

[1]	Based on market value as of February 28, 2022.
[2]	Effective January 1, 2022, Pamela Corrie has been appointed as an Independent Trustee by the Board.

As of February 28, 2022, the Trustees and officers of the Fund as a group owned less than 0.01% of the Fund’s outstanding shares.

As of February 28, 2022, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities issued by the Adviser, the principal underwriter, or any person controlling, controlled by, or under common control with the Adviser or principal underwriter.

Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Role of the Board

The Board oversees the management and operations of the Fund. Like most registered investment companies, the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Adviser, and the distributor, administrator, custodian, and transfer agent. The Board has appointed senior employees of certain of these service providers as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations. The Board receives regular reports from these officers and service providers regarding the Fund’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal Board meetings, which are typically held quarterly, and involve the Board’s review of, among other items, recent Fund operations. The Board also periodically holds telephonic meetings as part of its review of the Fund’s activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of five Trustees, four of whom are not “interested persons,” as defined in the 1940 Act and are “independent” as defined in Rule 303A.02 of the New York Stock Exchange Listed Company Manual. The remaining Trustee, Mr. Honis, is currently treated as an “interested person” of the Fund (an “Interested Trustee”). Mr. Powell serves as Chairman of the Board. The Trustees meet periodically throughout the year to oversee the

Fund’s activities, review contractual arrangements with service providers for the Fund and review the Fund’s performance. Effective April 11, 2019, the Fund changed its fiscal year end to December 31. The previous fiscal year end was June 30. During the fiscal year ended December 31, 2021, the Board convened twenty-six times. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board and Committees on which he or she served during the periods that he or she served. The Fund encourages, but does not require, Trustees to attend the Annual Meeting.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, and that the Audit and Qualified Legal Compliance Committee (the “Audit Committee”) and the Governance and Compliance Committee meetings are each chaired by an Independent Trustee; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and any member of the Board who is considered an “interested person” of the Fund; and (iii) Mr. Powell’s and Mr. Honis’ previous positions with the Adviser and historical affiliates of the Adviser, which enhances the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management. The Board’s role is one of oversight, rather than active management. This oversight extends to the Fund’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Fund. For example, the Adviser and other service providers to the Fund are primarily responsible for the management of the Fund’s investment risks. The Board has not established a formal risk oversight committee; however, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Fund, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Fund’s activities from the Adviser and other service providers, including reports regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board also meets periodically with the Fund’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures and meets with the Fund’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Fund. The Board’s Audit Committee also meets regularly with the Treasurer and the Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The Board also meets periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including its investment risks.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that reports received by the Trustees with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the Committees is subject to substantial limitations.

Committees of the Board

The Board conducts much of its work through certain standing Committees. The Board has three Committees, the Audit Committee, the Governance and Compliance Committee, and the Distribution and Alternatives Oversight Committee, each of which are discussed in greater detail below. The Board has adopted charters for each of these committees.

The Audit and Qualified Legal Compliance Committee. The members of the Audit Committee are Dr. Froehlich, Messrs. Ward and Powell and Ms. Corrie, each of whom is independent for purposes of the 1940 Act. The Audit Committee is responsible for (i) approving the Fund’s independent accountants, (ii) reviewing with the Fund’s independent accountants the plans and results of the audit engagement and the adequacy of the Fund’s internal accounting controls and (iii) approving professional services provided by the Fund’s independent accountants. The Audit Committee is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Fund who appear and practice before the SEC on behalf of the Fund. The Audit Committee is also responsible for reviewing and overseeing the valuation of debt and equity securities that are not publicly traded or for which current market values are not readily available pursuant to policies and procedures adopted by the Board. The Board and Audit Committee will use the services of one or more independent valuation firms to help them determine the fair value of these securities. In addition, each member of the Audit Committee meets the current independence and experience requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee met six times during the fiscal year ended December 31, 2021. Mr. Ward acts as the Chairman of the Audit Committee and as the audit committee financial expert.

The Governance and Compliance Committee. The Fund’s Governance and Compliance Committee’s function is to oversee and make recommendations to the full Board or the Independent Trustees, as applicable, with respect to the governance of the Fund, selection and nomination of Trustees, compensation of Trustees, and related matters, as well as to oversee and assist Board oversight of the Fund’s compliance with legal and regulatory requirements and to seek to address any potential conflicts of interest between the Fund and HCMFA in connection with any potential or existing litigation or other legal proceeding related to securities held by the Fund and the Adviser or another client of the Adviser. The Governance and Compliance Committee is also responsible for at least annually evaluating each Trustee and determining whether to recommend each Trustee’s continued service in that capacity. The Governance and Compliance Committee will consider recommendations for Trustee nominees from shareholders sent to the Secretary of the Fund, 300 Crescent Court, Suite 700, Dallas, Texas 75201. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Fund. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance and Compliance Committee. The Governance and Compliance Committee is currently comprised of Dr. Froehlich, Messrs. Ward and Powell and Ms. Corrie, each of whom is independent for purposes of the 1940 Act. Dr. Froehlich serves as the Chairman of the Governance and Compliance Committee. The Governance and Compliance Committee met seven times during the fiscal year ended December 31, 2021.

The Distribution and Alternatives Oversight Committee. The members of the Distribution and Alternatives Oversight Committee are Dr. Froehlich, Messrs. Honis, Ward and Powell and Ms. Corrie. The Distribution and Alternatives Oversight Committee is responsible for reviewing arrangements with financial intermediaries who provide service to the Fund, including Fund payments to financial intermediaries, and for overseeing any funds that, in the Board’s determination, employ alternative investment strategies. Mr. Honis serves as Chairman of the Distribution and Alternatives Oversight Committee. The Distribution and Alternatives Oversight Committee met five times during the fiscal year ended December 31, 2021.

Remuneration of Trustees and Executive Officers

The executive officers of the Fund receive no direct remuneration from the Fund. Each Trustee who oversees all of the funds in the Fund Complex receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based upon relative net assets. The annual retainer for a Trustee who does not oversee all of the funds in the Fund Complex is prorated based on the portion of the $150,000 annual retainer allocable to the funds overseen by such Trustee. The Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings; however, the Chairman of the Board and the Chairman of the Audit Committee each receive an additional payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based on relative net assets. The Trustees do not have any pension or retirement plan.

The following table summarizes the compensation paid by the Fund to its Trustees and the aggregate compensation paid by the Fund Complex to the Trustees for services rendered in the fiscal year ended December 31, 2021.

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of the Fund’s Expense	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund Complex
Independent Trustees
Bryan A. Ward	$57,547	$0	$0	$160,000
Dr. Bob Froehlich	$53,950	$0	$0	$150,000
Ethan Powell	$57,547	$0	$0	$160,000
Pamela Corrie1	$0	$0	$0	$0

Interested Trustee
John Honis	$53,950	$0	$0	$150,000

[1]	Effective January 1, 2022, Pamela Corrie has been appointed as an Independent Trustee by the Board. No compensation has been paid to Ms. Corrie for the fiscal year ended December 31, 2021.

Share Ownership and Certain Beneficial Owners

To the knowledge of management of the Fund and the Board, the following shareholder(s) or “groups,” as the term is defined in Section 13(d) of the 1934 Act, beneficially owned, or were owners of record of, more than 5% of the Fund’s outstanding shares as of February 28, 2022:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percentage of Class
Common Shares	Morgan Stanley Smith Barney LLC P.O. Box 703 New York, NY 10014	11,443,660	16.85%

Common Shares	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Boulevard Attn: Mutual Fund Dept., 4th Floor Jersey City, NJ 07310	9,490,219	13.97%

Common Shares	Charles Schwab 211 Main St San Francisco, CA	7,383,752	10.87%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percentage of Class

Common Shares	Wells Fargo Clearing Services LLC P.O. Box 5268 Sioux Falls, SD 57117	5,079,337	7.48%

Common Shares	RBC Capital Markets, LLC 3 World Financial Center 200 Vesey St. New York, NY 10281	3,887,798	5.72%

Common Shares	Pershing LLC 1 Pershing Plaza, 7th Floor Jersey City, NJ 07399	3,435,338	5.06%

Common Shares	TD Ameritrade, Inc. 200 South 108th Ave. Omaha, NE 68154	3,426,470	5.05%

*	Each owner owned shares as a nominee.

To the knowledge of management of the Fund and the Board, the following Preferred Shares shareholder(s) or “groups,” as the term is defined in Section 13(d) of the 1934 Act, beneficially owned, or were owners of record of, more than 5% of the Fund’s outstanding shares as of February 28, 2022:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Preferred Shares	Morgan Stanley Smith Barney LLC P.O. Box 703 New York, NY 10014	14,214,875	19.91%

Preferred Shares	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Boulevard Attn: Mutual Fund Dept., 4th Floor Jersey City, NJ 07310	9,401,239	13.17%

Certain Relationships and Related Party Transactions

Members of senior management also serve as officers of other investment managers affiliated with the Adviser that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to those of the Fund. In addition, the Fund’s executive officers and trustees and the members of the Adviser serve or may serve as officers, directors or principals of entities that operate in the same, or related, lines of business as the Fund does or of investment funds, accounts or other investment vehicles managed by the Fund’s affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to the Fund’s investment objective.

As a result, the Fund may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by the Adviser or its affiliates. However, in order to fulfill its fiduciary duties to each of its clients, the Adviser intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with the Adviser’s allocation policy, investment objective and strategies so that the Fund is not disadvantaged in relation to any other client. Where the Fund is able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy the Fund’s and each such account’s proposed demand, the opportunity will be allocated in accordance with the Adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy the Fund’s demand and that of other accounts sponsored or managed by the Adviser or its affiliates, the allocation policy provides that allocations among the Fund and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. Where the Fund is unable to co-invest consistent with the requirements of the 1940 Act, the Adviser’s allocation policy further provides for investments to be allocated on a random or rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

The Board, in consultation with the Fund’s Chief Executive Officer, Chief Compliance Officer and legal counsel, may review potential related party transactions and, during these reviews, it may also consider any conflicts of interest brought to its attention pursuant to the Fund’s Code of Conduct or the Fund’s or the Adviser’s Rule 17j-1 Code of Ethics.

The Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser has agreed to provide investment advisory services to the Fund. In exchange for these services, the Fund will pay the Adviser a fee for investment management services. The Fund’s contractual advisory fee for the year ended December 31, 2021 was 0.65% for assets up to $1 billion, 0.60% for assets between $1 billion and $2 billion and 0.55% for assets above $2 billion.

The Fund has entered into an administration agreement with the Adviser. For its services, the Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Fund’s Managed Assets.

Under a separate sub-administration agreement, the Adviser delegates certain administrative functions to SEI Investments Global Funds Services (“SEI”). The Adviser pays SEI directly for these sub-administration services.

The Adviser has entered into a Services Agreement with Skyview Group (“Skyview”), effective February 25, 2021, pursuant to which the Adviser will receive administrative and operational support services to enable it to provide the required advisory services to the Fund. The Adviser will compensate all Adviser and Skyview personnel who provide services to the Fund.

In the future, the Fund may engage the Adviser or certain of its affiliates to provide services other than those discussed above. Any arrangements would be subject to approval by the Board prior to the Adviser or its affiliates being engaged to provide services to the Fund.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund’s Trustees and officers, the Adviser, certain persons affiliated with the Adviser, and persons who own beneficially, directly or indirectly, more than 10% of the Fund’s outstanding interests (collectively, “Section 16 reporting persons”), file initial reports of beneficial ownership and reports of changes in beneficial ownership of Fund interests with the SEC and the New York Stock Exchange. Section 16 reporting persons are required by SEC regulations to furnish to the Fund copies of all Section 16(a) forms they file with respect to shares of the Fund. The Fund believes that during the past fiscal year, the Officers, Trustees and greater than 10% beneficial holders of the Fund complied with all applicable filing requirements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. (“Cohen”), an independent registered public accounting firm located at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, serves as the independent registered public accounting firm. Representatives of Cohen will not be present at the Annual Meeting, but have been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence. After reviewing the Fund’s audited financial statements for the fiscal year ended December 31, 2021, the Fund’s Audit Committee recommended to the Fund’s Board that such statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2021. A copy of the Audit Committee’s report appears below. On September 25, 2017, the Fund acquired the assets of Highland Floating Rate Opportunities Fund (the “Predecessor Fund”), a series of Highland Funds I, a Delaware statutory trust. The Fund is the successor to the accounting and performance information of the Predecessor Fund.

The independent registered public accounting firm for the Fund during the fiscal year ended December 31, 2019 was PricewaterhouseCoopers LLP (“PwC”), located at 2121 N. Pearl Street, Suite 2000, Dallas, TX 75201. On June 8, 2020, the Fund dismissed PwC as its independent registered public accounting firm, effective on such date. The decision to dismiss PwC was approved by the Audit Committee and by the full Board. On June 18, 2020, the Board approved the appointment of Cohen as the Fund’s independent registered public accounting firm. Cohen was engaged by the Fund on August 7, 2020.

PwC’s audit reports on the Company’s financial statements for the fiscal year ended December 31, 2019 and the fiscal period ended December 31, 2018 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended December 31, 2019 and the subsequent interim period through June 8, 2020, during which PwC served as the Fund’s independent registered public accounting firm, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

During the two years ended December 31, 2019 and the subsequent interim period through August 7, 2020, neither management, the Fund, nor anyone on its behalf, consulted Cohen regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Fund and no written report or oral advice was provided to the Fund by Cohen or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Fund provided Cohen with a copy of the disclosure it is making in response to Item 304(a) of Regulation S-K and requested that Cohen furnish the Fund with letters addressed to the SEC, pursuant to Item 304(a) containing any new information, clarification of the Fund’s expression of its view, or the respects in which it does not agree with the statements made by the Fund in response to Item 304(a). Copies of such letters, if available, were filed as an exhibit in the Fund’s Form N-CSR on March 11, 2021.

The Fund provided PwC with a copy of these disclosures and requested that PwC furnish the Fund with a letter addressed to the SEC stating whether it agreed with the statements made by the Fund in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree. A copy of the letter was filed as an exhibit to the Fund’s Form N-CSR on March 11, 2021.

Independent Registered Public Accounting Firm Fees and Services

The following chart reflects fees paid to Cohen in the Fund’s last two fiscal years. One hundred percent (100%) of all services provided by Cohen to the Fund in each year were pre-approved and no fees were subject to pre-approval by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. The audit services are approved by the Audit Committee pursuant to an audit engagement letter, and, in accordance with the Fund’s pre-approval policies and procedures, the Audit Committee of the Fund must pre-approve all non-audit services provided by Cohen, and all non-audit services provided by Cohen to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that are related to the operations and financial reporting of the Fund. In some circumstances, when certain services were not recognized at the time of the engagement to be non-audit services, the pre-approval requirement may be waived if the aggregate amount of the fees for such non-audit services constitutes less than five percent of the total amount of revenues paid to Cohen by the Fund during the fiscal year in which the non-audit services are provided. Cohen provided non-audit services to the Adviser during the Fund’s last two fiscal years, but these services did not relate directly to the operations and financial reporting of the Fund, and therefore were not subject to pre-approval pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. Cohen did not provide any non-audit services to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund. The Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser was compatible with maintaining Cohen’s independence.

	Fiscal year Ended December 31, 2020	Fiscal year Ended December 31, 2021
Audit Fees paid by Fund	$155,000	$155,000
Audit-Related Fees paid by Fund1	$0	$0
Tax Fees paid by Fund2	$14,000	$14,000
All Other Fees paid by Fund	$0	$0
Aggregate Non-Audit Fees paid by Fund and Adviser	$0	$0

[1]	The nature of the services related to agreed-upon procedures, performed on the Fund’s semi-annual financial statements.
[2]	The nature of the services related to assistance on the Fund’s tax returns and excise tax calculations.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of the Fund’s year-end consolidated financial statements and reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the auditor in connection with statutory and regulatory filings. These services also include the required audits of the Fund’s internal controls over financial reporting.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and fees related to requests for documentation and information from regulatory and other government agencies.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees. All other fees include fees for products and services other than the services reported above.

Report of the Audit Committee

The Audit Committee oversees the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements. Management is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial and reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee reviewed the audited financial statements in the Annual Report dated December 31, 2021 with management and discussed the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee has considered and discussed the above described December 31, 2021 audited financial statements with management and with Cohen. The Audit Committee has also discussed with Cohen the matters required to be discussed by the statement on Auditing Standards No. 1301, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, The Auditor’s Communication With Those Charged With Governance. The Audit Committee reviewed with Cohen, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. Finally, the Audit Committee reviewed the written disclosures and the letters from Cohen required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, has considered whether the provision of other non-audit services by Cohen to the Fund are compatible with maintaining Cohen’s independence, and has discussed with Cohen its independence of the Fund.

The Audit Committee discussed with Cohen the overall scope and plans for the audit. The Audit Committee met with Cohen to discuss the results of their audit, their evaluations of the Fund’s internal controls and the overall quality of the Fund’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in this proxy statement and in the Audit Committee’s Charter, the Fund’s Audit Committee recommended to the Fund’s Board (and the Fund’s Board has approved) that the Fund’s audited financial statements be included in the Annual Report to Shareholders for the fiscal year ended December 31, 2021 and filed with the SEC.

Shareholders are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and Cohen. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions, referred to above, do not assure that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that the Fund’s independent registered public accounting firm is, in fact, “independent.”

Bryan A. Ward, Audit Committee Chair

Dr. Bob Froehlich, Audit Committee Member

Ethan Powell, Audit Committee Member

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Trustees do not intend to present any other business at the Annual Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

Shareholder Proposals

Any proposals of shareholders intended to be presented at the Fund’s 2023 Annual Meeting of Shareholders must be received at the Fund’s principal executive office no later than December 1, 2022 for inclusion in the Fund’s proxy statement and proxy card relating to the 2023 Annual Meeting of Shareholders and must comply with the requirements of Rule 14a-8 under the 1934 Act and all other legal requirements. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Any proposals submitted after such date will not be included in the Fund’s proxy statement and proxy card relating to the 2023 Annual Meeting of Shareholders. Proxies solicited by the Fund will confer discretionary voting authority with respect to these proposals if the proposals are not received by the Fund, in good order and complying with all applicable legal requirements, by December 1, 2022, and may confer discretionary voting authority with respect to proposals received before such date, in each case subject to SEC rules governing the exercise of this authority.

Delivery Requirements

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials (“Notice”) addressed to those shareholders or by sending separate Notices for each household account in a single envelope. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Fund and some brokers household proxy materials or Notices, delivering a single proxy statement or Notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from a broker or the Fund that they will be householding materials to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes consent.

We will deliver promptly, upon request, a separate copy of any of these documents to shareholders at a shared address to which a single copy of such document(s) was delivered. Shareholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to the Fund c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201 or calling the Fund at (800) 357-9167.

Communications with Trustees

Shareholders of the Fund who wish to communicate with Trustees (or to the Independent Trustees as a group) should send communications to the attention of the Secretary of the Fund, c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201, and all communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to all Trustees.

COPIES OF THE FUND’S ANNUAL REPORT DATED DECEMBER 31, 2021 AND THE FUND’S SEMI-ANNUAL REPORT DATED JUNE 30, 2021 TO SHAREHOLDERS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING THE FUND AT 6201 15TH AVENUE, BROOKLYN, NEW YORK 11219, OR BY CALLING TOLL-FREE (800) 357-9167.

It is important that proxies be returned promptly. You are urged to complete and sign the enclosed proxy card and return it promptly in the enclosed stamped, self-addressed envelope.

Dallas, Texas

March 28, 2022

HFRO-PS-2022

PO Box 211230, Eagan, MN 55121-9984 VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided. VOTE ONLINE 1. Read the proxy statement and have the proxy card at hand. 2. Go to www.proxyvotenow.com/hfro 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free 855-429-7276 3. Follow the simple instructions. Please detach at perforation before mailing. HIGHLAND INCOME FUND ANNUAL MEETING OF SHAREHOLDERS JUNE 14, 2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF HIGHLAND INCOME FUND, a Massachusetts business trust (the “Fund”). The undersigned shareholder of Highland Income Fund hereby appoints Stephanie Vitiello and Rahim Ibrahim and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on March 25, 2022 (the “Record Date”), at the Annual Meeting of Shareholders to be held at 300 Crescent Court, Suite 700, Dallas, Texas 75201, on Tuesday, June 14, 2022 at 8:30 a.m., Central Time, and at any adjournments or postponements thereof (the “Annual Meeting”), with all powers the undersigned would possess if then and there personally present (but without limiting the general authorization and power hereby given) to vote and act upon the following matters, (as more fully described in the accompanying Proxy Statement) in respect of all shares of common and/or preferred shares of the Fund. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the accompanying Proxy Statement, the terms of each which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated and when more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 14, 2022. The proxy statement for this meeting is available at www.eproxyaccess.com/hfro2022 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY! YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy shall be voted FOR the proposal. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgement. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: 1. To elect each Class I Trustee of the Fund to serve for a three-year term expiring at the 2025 Annual Meeting or until his successor is duly elected and qualifies: FOR ALL WITHHOLD ALL FOR ALL EXCEPT* (01) Ethan Powell (to be voted on by the Fund’s Preferred Shares only voting as a separate class) (02) Bryan A. Ward *To withhold authority to vote “FOR” any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee(s) number on the line below. 2. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY INTERNET OR PHONE. IF YOU VOTE BY INTERNET OR PHONE, YOU DO NOT NEED TO RETURN THIS CARD.